                                                                   EXHIBIT 10.32

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                         LIMITED PARTNERSHIP AGREEMENT



                                       of



                    STEAMBOAT FINANCIAL PARTNERSHIP I, L.P.
                        (a Delaware limited partnership)







                           Dated as of June 10, 1999



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                                TABLE OF CONTENTS

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                                           ARTICLE I

                                          DEFINITIONS

Section 1.01     Definitions.................................................................1

                                           ARTICLE II

                                       GENERAL PROVISIONS

Section 2.01     Partnership Name............................................................6
Section 2.02     Fiscal Year.................................................................6
Section 2.03     Principal Office............................................................6
Section 2.04     Liability of Partners.......................................................6
Section 2.05     Purposes of Partnership.....................................................7
Section 2.06     Assignability of Interest...................................................7
Section 2.07     Registered Office and Agent in Delaware.....................................7

                                          ARTICLE III

                                   MANAGEMENT OF PARTNERSHIP

Section 3.01     Management Generally........................................................8
Section 3.02     Authority of General Partner................................................8
Section 3.03     Limitations on Activities of Partnership...................................10
Section 3.04     Partnership Covenants......................................................10
Section 3.05     Activities of General Partner..............................................11
Section 3.06     Reliance by Third Parties..................................................11
Section 3.07     Indemnification............................................................11
Section 3.08     Exculpation................................................................12
Section 3.09     Payment of Costs and Expenses..............................................12
Section 3.10     Reimbursement of the Management Fee........................................12

                                           ARTICLE IV

                       CAPITAL ACCOUNTS OF PARTNERS AND OPERATION THEREOF

Section 4.01     Capital Contributions......................................................13
Section 4.02     Capital Accounts...........................................................13
Section 4.03     Allocations of Net Income and Net Losses...................................14
Section 4.04     Determination by General Partner of Certain Matters........................16
Section 4.05     No Deficit Makeup..........................................................16
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Section 4.06     Tax Allocations............................................................16


                                          ARTICLE V

                                COLLECTIONS AND DISTRIBUTIONS

Section 5.01     Collections................................................................17
Section 5.02     Distributions..............................................................17
Section 5.03     Distributions to Holders of Special Limited Partnership Interests and
                 Limited Partner interests..................................................18
Section 5.04     Withholding................................................................19
Section 5.05     Limitations on Withdrawals and Distributions...............................19
Section 5.06     Distributions In Kind......................................................19

                                           ARTICLE VI

                               ADMISSION OF NEW PARTNERS; CHANGES
                               IN THE GENERAL PARTNER; TRANSFERS

Section 6.01     Changes in the General Partner.............................................19
Section 6.02     Transfer of the Limited Partner's Interest.................................20
Section 6.03     Transfer of a Special Limited Partnership Interest.........................20


                                          ARTICLE VII

                                WITHDRAWAL, DEATH, INCOMPETENCY

Section 7.01     Withdrawal, Death, Etc., of Partners.......................................21
Section 7.02     Limitations on Withdrawal of Capital Account...............................21


                                          ARTICLE VIII

                            DURATION AND TERMINATION OF PARTNERSHIP

Section 8.01     Duration...................................................................21
Section 8.02     Termination................................................................21


                                           ARTICLE IX

                                TAX RETURNS; REPORTS TO PARTNERS

Section 9.01     Independent Accountants....................................................22
Section 9.02     Filing of Tax Returns......................................................22
Section 9.03     Tax Matters Partner........................................................22
Section 9.04     Annual Reports to Current and Former Partners..............................22
Section 9.05     Tax Classification.........................................................23
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                                           ARTICLE X

                                         MISCELLANEOUS

Section 10.01    General....................................................................23
Section 10.02    Power of Attorney..........................................................23
Section 10.03    Amendments to Partnership Agreement........................................24
Section 10.04    Choice of Law..............................................................25
Section 10.05    Adjustment of Basis of Partnership Property................................25
Section 10.06    Notices....................................................................25
Section 10.07    Goodwill...................................................................25
Section 10.08    Headings...................................................................25
Section 10.09    Construction and Interpretation............................................25
Section 10.10    Survival...................................................................26
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

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                     STEAMBOAT FINANCIAL PARTNERSHIP I, L.P.

                            Dated as of June 10, 1999

                                    ARTICLE I

                                   DEFINITIONS

                THIS LIMITED PARTNERSHIP AGREEMENT is made as of the tenth day of June, 1999 by and among Random Properties Acquisition Corp. IV, a Delaware corporation (the "General Partner"), Greenwich Capital Derivatives, Inc. (the "Special Limited Partner") and Aames Capital Corporation (the "Limited Partner"). The undersigned (the "Partners", which term shall include any persons hereafter admitted to the limited partnership formed hereby and shall exclude any persons who cease to be Partners of the limited partnership formed hereby pursuant to the terms hereof) hereby agree to form and hereby form, a limited partnership (the "Partnership"), pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act (the "Act"), which shall be governed by, and operated pursuant to, the terms and provisions of this Limited Partnership Agreement (this "Agreement").

                Section 1.01 Definitions. For the purposes of this Agreement, unless the context otherwise requires:

                "Aames" means Aames Capital Corporation.

                "Act" has the meaning provided in the preamble.

                "Additional Capital Contributions" means any additional amounts contributed by a Partner to the Partnership pursuant to Section 4.01(b) hereof.

                "Agreement" has the meaning provided in the preamble.

                "Asset Value" means, with respect to any of the Partnership's assets, such asset's adjusted basis for U.S. Federal income tax purposes, except that: (A) the initial Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the agreement of the Partners at the time of its contribution (which shall be set forth in Schedule A hereto); (B) the Asset Value of all the Partnership's assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner in good faith, upon the occurrence of any event described in Section 4.02(c) hereof; (C) the Asset Value of any Partnership property distributed to any Partner shall be adjusted to equal the gross fair market value of such property on the date of distribution as determined by the General Partner in good faith; and (D) to the extent that the Asset Value is determined pursuant to clause



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(A) or (B) of this definition, the Asset Value of such property shall be subsequently adjusted by the amount of Depreciation taken into account with respect to such asset for purposes of computing Net Income or Net Losses.

                "Capital Account" has the meaning specified in Section 4.02 hereof.

                "Capital Contribution" means a contribution of capital by a Partner to the Partnership, pursuant to Section 4.01 hereof.

                "Code" means the Internal Revenue Code of 1986, as amended (or any corresponding provision of succeeding law).

                "Collection Period" means, as to any Distribution Date, the period beginning on the first day of the calendar month immediately preceding the month in which said Distribution Date occurs and ending on the last day of such calendar month.

                "Cut-Off Date" means May 31, 1999.

                "Depreciation" shall mean, for each Fiscal Year, an amount equal to the depreciation, amortization or other cost-recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Asset Value of such asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Asset Value as the federal income tax depreciation, amortization or other cost-recovery deduction for such Fiscal Year bears to such beginning adjusted basis for federal income tax purposes; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Asset Value in a manner selected by the General Partner.

                "Disbursing Account" means one or more accounts established by the General Partner at a depository institution in the name of the Partnership for the purpose of receiving payments from Scheduled Trustees and payments from Repurchases, and disbursing same in accordance with this Agreement. Disbursing Accounts shall be Eligible Accounts.

                "Distribution Date" means the 15th day of each calendar month beginning July 1999, or, if such date is not a business day, the following business day.

                "Eligible Account" means an account described in the Series 1998-A Scheduled Pooling and Servicing Agreement, listed on Schedule B hereto, that is designated as an Eligible Account by the Manager.

                "Fiscal Year" has the meaning set forth in Section 2.02 hereof.

                "General Partner" has the meaning provided in the preamble and also includes a replacement General Partner substituted pursuant to Section 6.01 hereof.



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                "Historical Advances" means, collectively, all "Historical
Advances" listed on Schedule C hereto, conveyed to the Partnership under a Purchase Agreement listed on Schedule D hereto, as such schedules may be amended from time to time.

                "Indemnified Persons" has the meaning set forth in Section 3.07(a) hereof.

                "Initial Capital Contribution" means the initial Capital Contribution made by each Partner pursuant to Section 4.01(a) hereof and set forth in Schedule A hereto.

                "Limited Partner" has the meaning provided in the preamble, includes the plural if there is more than one Limited Partner, and also includes a transferee Limited Partner substituted pursuant to Section 6.02 hereof.

                "Limited Servicer" means the Partnership acting as "Limited Servicer" under each of the Scheduled Pooling and Servicing Agreements.

                "Limited Servicer Fees" means, with respect to any Distribution Date while Historical Advances are outstanding, the "Limited Servicer Fees" payable to the Partnership as Limited Servicer, under the relevant Scheduled Supplement.

                "Majority-in-Interest of the Limited Partners" means, with respect to any date of determination, Limited Partners whose aggregate balances in their Capital Accounts constitute more than 50% of the sum of all the Capital Account balances of all Limited Partners as of such date.

                "Majority-in-Interest of the Special Limited Partners" means, with respect to any date of determination, Special Limited Partners whose aggregate balances in their Capital Accounts constitute more than 50% of the sum of all the Capital Account balances of all Special Limited Partners as of such date.

                "Management Fee" means $10,000.00 per annum, payable to the Manager on the Distribution Date immediately following the date on which the Manager is engaged and on each annual anniversary thereof.

                "Manager" means any individual or entity designated from time-to-time by the General Partner to be employed by the Partnership to provide administrative and managerial services to the Partnership. The initial Manager shall be Greenwich Capital Financial Products, Inc.

                "Net Income" and "Net Losses" shall mean, with respect to a Fiscal Year, the income or loss, as the case may be, of the Partnership for U.S. federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss) increased by the amount of any income that is exempt from Federal income tax under the Code during such year and decreased by the amount of any Section 705(a)(2)(B) expenditures (within the meaning of Treasury Regulation Section 1.704-1(b)(2)(iv)(i)) of the Partnership during such year; provided, however, that, in lieu of depreciation, amortization and other cost-recovery deductions, there shall be taken into account



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Depreciation; provided further, however, that in calculating gain or loss resulting from any disposition of Partnership property for U.S. Federal income tax purposes, the basis of such property shall be its Asset Value, rather than its adjusted tax basis for U.S. Federal income tax purposes, and that in the event that the value of any Partnership asset is adjusted pursuant to Section 4.02(c) of this Agreement, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss; and provided further, however that Net Income or Net Loss of the Partnership shall be computed without regard to the amount of any items of gross income, gain, loss or deduction that are specifically allocated pursuant to Sections 4.03(b) or (c) hereof,

                "Nonrecourse Deductions" has the meaning set forth in Treasury Regulations Section 1.704-2(b)(1).

                "Partially Adjusted Capital Account" means, with respect to any Partner for any Fiscal Year, the Capital Account balance of such Partner at the beginning of such Fiscal Year, adjusted as set forth in Section 4.02 hereof for all contributions and distributions during such Fiscal Year and all Regulatory Allocations pursuant to Section 4.03(b) and (c) hereof with respect to such Fiscal Year but prior to any allocations of Net Income or Net Losses for such Fiscal Year pursuant to Section 4.03(a)(i) and (ii) hereof.

                "Partner Nonrecourse Debt" shall have the meaning set forth in Treasury Regulations Section 1.704-2(b)(4).

                "Partner Nonrecourse Debt Minimum Gain" shall have the meaning set forth in Treasury Regulations Section 1.704-2(i).

                "Partner Nonrecourse Deductions" shall have the meaning set forth in Treasury Regulations Section 1.7042(i).

                "Partners" has the meaning provided in the preamble.

                "Partnership" has the meaning provided in the preamble.

                "Partnership Expenses" means (i) the Management Fee, (ii) direct expenses relating to the operation of the Partnership, including legal, accounting and auditing fees, bank service fees, insurance costs and any other reasonable expenses related to the Partnership, as shall be determined by the General Partner in its sole discretion, and (iii) indemnification obligations incurred, as provided in Section 3.07 hereof.

                "Partnership Minimum Gain" has the meaning set forth in Treasury Regulations Section 1.704-2(b)(2) and (d).

                "Purchase Agreement" means the Historical Advance Purchase Agreement between Aames as Seller and the Partnership as Buyer, dated as of the date hereof, and any other agreement listed on Schedule D hereto, under which the Partnership purchases Historical Advances (as defined in such purchase agreement) from Aames.



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                "Repurchase" means a repurchase of Historical Advances by Aames, pursuant to the relevant Purchase Agreement.

                "Schedule A" means Schedule A annexed hereto, as such schedule may be amended from time to time in accordance with the provisions of this Agreement, setting forth the name and address of each Partner and the amount of each Partner's Capital Contributions.

                "Schedule B" means Schedule B annexed hereto, as such schedule may be amended from time to time in accordance with this provisions of this Agreement, containing a list of the Scheduled Pooling and Servicing Agreements and the Scheduled Trustees thereunder.

                "Schedule C" means Schedule C annexed hereto, as such schedule may be amended from time to time in accordance with the provisions of this Agreement, setting forth the unreimbursed balance with respect to each Historical Advance, as of the Cut-off Date.

                "Schedule D" means Schedule D annexed hereto, as such schedule may be amended from time to time in accordance with the provisions of this Agreement, listing the Purchase Agreements.

                "Scheduled Pooling and Servicing Agreement" means each agreement listed in Schedule B hereto, together with the Scheduled Supplement thereto.

                "Scheduled Supplement" means each Supplement to a Scheduled Pooling and Servicing Agreement.

                "Scheduled Trustee" means each "Trustee" under each Scheduled Pooling and Servicing Agreement.

                "Servicer" means the "Servicer" under each of the Scheduled Pooling and Servicing Agreements, and its permitted successors and assigns.

                "SLP Preferred Return" means, with respect to any Collection Period, an amount equal to .75% of the Undistributed Capital Contributions of the Special Limited Partner on the last day of such Collection Period.

                "SLP Redetermined Percentage" means, as to any Distribution Date after giving effect to any distributions to be made on such date pursuant to Sections 5.02 hereof, the decimal equivalent (expressed as a percentage) of a fraction, the numerator of which is the amount of the Undistributed Capital Contributions of the Special Limited Partner, and the denominator of which is the aggregate unpaid balance of the Historical Advances as of the date of their respective transfers to the Partnership, reduced as of each Distribution Date by
(i) the aggregate of the unpaid balances (including portions of balances) of Historical Advances that the Manager determines in its sole discretion are not collectible with reasonable efforts and (ii) any amounts paid to the Partnership as a Repurchase.

                "Special Limited Partner" has the meaning provided in the preamble, includes the plural if there is more than one Special Limited Partner, and also includes a transferee Special Limited Partner substituted pursuant to
Section 6.03 hereof.



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                "Special Limited Partnership Interest" means the aggregate of the interests in the Partnership held by all Special Limited Partners.

                "Target Capital Account" means, with respect to any Partner for any Fiscal Year or portion thereof, an amount (which may be either a positive balance or deficit balance) equal to the hypothetical distribution (or contribution) such Partner would receive (or contribute) if the Partnership were to dissolve, all of the Partnership assets were sold for cash equal to their Asset Value (taking into account any adjustments to Asset Value for such Fiscal
Year), all Partnership liabilities were satisfied by the respective terms thereof (limited with respect to each Partnership Nonrecourse Liability or Partner Nonrecourse Debt to the Asset Value of assets securing such liability) and the net assets of the Partnership were distributed in full to the Partners pursuant to Article V hereof all as of the last day of such Fiscal Year minus such Partner's share of Partnership Minimum Gain and minus such Partner's share of Partner Nonrecourse Debt Minimum Gain computed immediately prior to such hypothetical sale.

                "Transfer" means any sale, exchange, transfer, lease, gift, encumbrance, assignment, pledge, mortgage or other hypothecation or other disposition, whether voluntary or involuntary.

                "Treasury Regulations" mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time.

                "Undistributed Capital Contributions" of any Partner shall mean, with respect to any date of determination, the excess, if any, of (a) the sum of Initial Capital Contributions and any Additional Capital Contributions made by such Partner as of such date, over (b) the sum of the prior distributions to such Partner through such date, pursuant to the priorities of Sections 5.02 (d),
(e), (f) and (g) hereof.

                                   ARTICLE II

                               GENERAL PROVISIONS

                Section 2.01 Partnership Name. The Partnership shall do business under the name of Steamboat Financial Partnership I, L.P.

                Section 2.02 Fiscal Year. The fiscal year of the Partnership shall end on December 31 of each year.

                Section 2.03 Principal Office. The principal office of the Partnership shall be located at 600 Steamboat Road, Greenwich, Connecticut, 06830, or such other place as may from time to time be designated by the General Partner. The General Partner shall give prompt notice of any change to each Partner.

                Section 2.04 Liability of Partners. The names of all of the Partners and the amounts of their respective Initial Capital Contributions shall be set forth in Schedule A, as may be amended from time to time by the addition of new Partners and Additional Capital Contributions.



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                (a)     Subject to the obligations of the Limited Partners and
former Limited Partners, and the obligations of the Special Limited Partners and former Special Limited Partners pursuant to Section 2.04(b), the General Partner shall have unlimited liability for the repayment and discharge of all debts and obligations of the Partnership incurred during any Fiscal Year during which such Partner is the General Partner of the Partnership to the extent such debts and obligations are not by their terms or otherwise either non-recourse as to the General Partner or limited generally to assets or to specific assets of the Partnership.

                (b) Those Partners who are designated in Schedule A as Limited Partners and Special Limited Partners, and former Limited Partners and former Special Limited Partners, shall be liable for the repayment and discharge of all debts and obligations of the Partnership incurred during any period during which they are or were Limited Partners or Special Limited Partners of the Partnership only to the extent of their respective interests in the Partnership during such period and shall not otherwise have any liability in respect of the debts and obligations of the Partnership. Notwithstanding the previous sentence, in no event shall any Limited Partner (or former Limited Partner), or any Special Limited Partner (or former Special Limited Partner) (i) be obligated to make any additional contribution whatsoever to the Partnership, or (ii) have any liability for the repayment and discharge of any of the debts and obligations of the Partnership (apart from such Partner's interest in the Partnership) except to the extent provided by Section 17-607(b) and (c) of the Act.

                (c) The interests in the Partnership do not constitute a debt of or claim against the Partnership.

                Section 2.05 Purposes of Partnership. The Partnership is organized for the sole purpose of purchasing, holding, dealing with and selling an interest in Historical Advances, receiving income from Limited Servicer Fees, distributing payments received with respect to Historical Advances and income from Limited Servicer Fees, and engaging in all activities and transactions as the General Partner may deem reasonably necessary, advisable or incidental in connection therewith and that may be permitted under Delaware Law.

                Section 2.06 Assignability of Interest. Except with the express written consent of the General Partner, which may be withheld in its sole and absolute discretion, a Limited Partner may not assign, sell, transfer, pledge, hypothecate, enter into a derivative or notional principal contract with respect to, or otherwise dispose of any of the attributes of its interest in the Partnership in whole or in part to any person; provided however, if Aames is no longer the Servicer under any of the Scheduled Pooling and Servicing Agreements, a Limited Partner may transfer all of its interests with the consent of the General Partner (not to be unreasonably withheld). Any assignment, sale, transfer, pledge, hypothecation or other disposition made in violation of this
Section 2.06 shall be void and of no effect. No transferee of an interest in the Partnership shall become a Limited Partner except upon admission in accordance with Section 6.02 hereof. A Special Limited Partner may transfer its Special Limited Partnership Interest in accordance with Section 6.03 hereof.

                Section 2.07 Registered Office and Agent in Delaware. The address of the Partnership's registered office in the County of New Castle in the State of Delaware, is 1013 Centre Road, Wilmington, Delaware 19805-1297. The name of its registered agent at that



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address is Corporation Service Company. The Partnership may from time to time have such other place or places of business within or without the State of Delaware as may be designated by the General Partner.

                                   ARTICLE III

                            MANAGEMENT OF PARTNERSHIP

                Section 3.01 Management Generally. The management of the Partnership shall be vested exclusively in the Manager. The Limited Partners and Special Limited Partners shall have no part in the management of the Partnership, shall not be the Manager at any time and shall have no authority or right to act on behalf of the Partnership in connection with any matter, or to direct the General Partner or the Manager to take any action or to refrain from taking any action. Employees of the Partnership, if any, and the Manager shall have authority to act on behalf and in the name of the Partnership to the extent authorized by the General Partner.

                Section 3.02 Authority of General Partner. The General Partner shall have the power by itself on behalf and in the name of the Partnership to carry out any and all of the objects and purposes of the Partnership set forth in Section 2.05, and to perform all acts and enter into and perform all contracts and other undertakings, including with its affiliates, which it may deem necessary, advisable or incidental thereto, including, without limitation, the power:

                (a)     to act as Manager for the Partnership;

                (b) to do any and all acts on behalf of the Partnership and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to the Partnership's property and funds held or owned by the Partnership, including without limitation, to receive, purchase, hold, sell, exchange and otherwise deal in and with property of the Partnership;

                (c) to open, maintain and close bank accounts and authorize the drawing of checks or other orders for the payment of monies;

                (d) to protect and preserve the title and interest of the Partnership with respect to the assets at any time owned or acquired by the Partnership;

                (e) to engage one or more custodians, attorneys, independent accountants, consultants and any other persons that the General Partner deems necessary or advisable, including, without limitation, officers, directors or employees of any affiliate of the General Partner;

                (f) to collect all amounts due to the Partnership, and otherwise to enforce all rights of the Partnership, and in that connection, to retain counsel and institute such suits or proceedings, in the name and on behalf of the Partnership, or in the name of the Partners;

                (g) to participate in arrangements with creditors, institute and settle or compromise suits and administrative proceedings and other similar matters; bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Partnership;

                (h) to charge to the Partnership, or be reimbursed by the Partnership for, expenses reasonably incurred by the General Partner (or its affiliates, or the Manager) on behalf of the Partnership, not to exceed $10,000 per annum;

                (i) to take any and all action which is permitted under the Act and which is customary or reasonably related to the affairs of the Partnership;

                (j) to make such elections under the Code, and other relevant tax laws as to the treatment of items of Partnership income, gain, loss, deduction and credit, and as to all other relevant matters, as the General Partner deems necessary or appropriate, including, without limitation, elections referred to in Section 754 of the Code, determination of which items of cash outlay are to be capitalized or treated as current expenses, and selection of the method of accounting and bookkeeping procedures to be used by the Partnership;

                (k) to deposit, withdraw, invest, pay, retain and distribute the Partnership's funds in a manner consistent with the provisions of this Agreement, including depositing monies received by the Partnership in Eligible Accounts;

                (l) to pay all expenses relating to the organization of the Partnership and the offering of interests therein (including attorneys' fees), in the amount of $5000.00;

                (m) to pay all debts and obligations of the Partnership, including expenses relating to the operation of the Partnership, such as legal, accounting and auditing fees, investment expenses, interest expenses, custodial fees, bank service fees, insurance costs and any other reasonable expenses related to the Partnership, as shall be determined by the General Partner in its sole discretion and to reserve such funds for expenses as the General Partner determines to be appropriate, in an amount not to exceed $25,000.00, unless a greater amount is otherwise agreed by 100% of the Partners;

                (n) to cause the Partnership to carry such insurance or bonds as the General Partner deems necessary to protect the Partnership, the Partners and any individual or entity entitled to indemnification by the Partnership pursuant to Section 3.07;

                (o) to authorize any officer, director, employee or other agent of the General Partner (including the Manager), employee or agent of the Partnership (but not including a Limited Partner or Special Limited Partner) to act for and on behalf of the Partnership in any or all of the foregoing matters and all matters incidental thereto as fully as if such person were the General Partner.

                (p)     to amend this Agreement as provided in Section 10.03 and
Section 10.09, and, if the Agreement cannot be amended as provided in Section 10.09, to make a determination to dissolve the Partnership in accordance with
Section 10.09.

                (q)     to dissolve the Partnership in accordance with Section
8.01.



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

                Section 3.03 Limitations on Activities of Partnership.

                The sole activities of the Partnership shall be as described in
Section 2.05.

                Section 3.04 Partnership Covenants. The General Partner covenants that the Partnership shall:

                (a) maintain books and records that show its separate assets and liabilities;

                (b) maintain its bank accounts separate from any other person or entity;

                (c) not commingle its assets with those of any other person or entity and hold all of its assets in its own name;

                (d)     conduct its own business in its own name;

                (e) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other person or entity;

                (f)     file the Partnership tax returns;

                (g) pay its own liabilities and expenses only out of its own funds;

                (h) observe all partnership and other organizational formalities;

                (i) enter into transactions with affiliates only on a commercially reasonable basis;

                (j) pay the salaries of its own employees from its own funds;

                (k) maintain or contract for a sufficient number of employees in light of its contemplated business operations;

                (l) not guarantee or become obligated for the debts of any other entity or person;

                (m) not hold out its credit as being available to satisfy the obligations of any other person or entity;

                (n) not acquire the obligations or securities of its affiliates or owners, including partners, Partners or shareholders, as appropriate;

                (o) not make loans to any other person or entity or to buy or hold evidence of indebtedness issued by any other person or entity (other than Historical Advances, cash and investment-grade securities);

                (p) allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate;

                (q) use separate stationery, invoices, and checks bearing its own name;

                (r) not pledge its assets for the benefit of any other person or entity;

                (s) correct any known misunderstanding regarding its separate identity; and

                (t) not identify itself as a division of any other person or entity.

                Section 3.05 Activities of General Partner. The General Partner and its Partners, managers, officers, employees or other agents and agents of any of them and employees of the Partnership, if any, shall devote so much of their time to the affairs of the Partnership as in their judgment the conduct of the Partnership's business shall reasonably require and the General Partner and its Partners, managers, officers, employees or agents and agents of any of them and employees of the Partnership, if any, shall not be obligated to do or perform any act or thing in connection with the business of the Partnership not expressly set forth herein.

                Section 3.06 Reliance by Third Parties. Persons dealing with the Partnership are entitled to rely conclusively upon the certificate of the General Partner to the effect that it is then acting as the General Partner and upon the power and authority of the General Partner and any employee or agent of the General Partner or the Partnership as herein set forth.

                Section 3.07 Indemnification.

                (a) The Partnership, out of its own assets and not out of the assets of any Partner (except as provided in Section 3.07(b) below), shall indemnify and hold harmless the General Partner and the Manager and any Partner, manager, officer, employee or agent of the General Partner, the Manager and/or the legal representatives or controlling persons of any of them and any employee or agent of the Partnership or the Manager (herein collectively called the "Indemnified Persons"), from and against any loss, expense, judgment, settlement cost, fee and related expenses (including attorneys' fees and expenses), costs or damages suffered or sustained by reason of being or having been the General Partner, the Manager, a Partner, manager, officer, employee or agent (or a legal representative or controlling person of any of them) of the General Partner or the Manager or any employee or agent of the Partnership or the Manager, or arising out of or in connection with the business of the Partnership or the performance by the Indemnified Person of any of the responsibilities of the General Partner or the Manager hereunder, provided that an Indemnified Person shall be entitled to indemnification hereunder only if the Indemnified Person's conduct did not constitute willful misconduct, gross negligence or criminal wrongdoing. The Partnership shall, in the sole discretion of the General Partner upon advice of counsel that such Indemnified Person is not likely not to be entitled to such indemnification, advance to any Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding which arises out of conduct which is the subject of the indemnification provided hereunder. The General Partner hereby agrees and each other Indemnified Person shall agree, that in the event such Indemnified Person receives any such advance, such Indemnified Person shall reimburse the Partnership for such advance to the extent that it shall be finally judicially determined that such Indemnified Person was not entitled to indemnification under this Section 3.07. Except as provided in Section 2.04, the satisfaction of any indemnification and any saving harmless pursuant to this
Section 3.07(a) shall be from and limited to Partnership assets, and no Partner shall have any personal liability on account thereof.

                (b) Each Limited Partner and Special Limited Partner who is at the time of any allocation or distribution of Net Income a "foreign partner" within the meaning of Section 1446(e) of the Code shall provide indemnification to the Partnership and each other Partner in accordance with Section 3.07(a) with respect to any taxes, including any penalties, assessed by the U.S. Internal Revenue Service with respect to such allocation or distribution by reason of any failure by the General Partner to withhold a portion, or the requisite portion, of such allocation or distribution.

                (c) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 3.07 and Section 5.03 shall not be construed so as to provide for the indemnification of any Indemnified Person for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Section 3.07 and Section 5.03 to the fullest extent permitted by law.

                Section 3.08 Exculpation. No Indemnified Person shall be liable to any Partner or the Partnership for any act or failure to act on behalf of the Partnership, unless such act or failure to act resulted from willful misconduct, gross negligence or criminal wrongdoing. Each Indemnified Person may consult with counsel and accountants in respect of the Partnership's affairs and shall be fully protected and justified in any action or inaction which is taken or not taken in good faith reliance and in accordance with the advice or opinion of such counsel or accountants, so long as such counsel or accountants were selected with reasonable care. Notwithstanding any of the foregoing to the contrary, the provisions of this Section 3.08 shall not be construed so as to relieve (or attempt to relieve) any Indemnified Person of any liability, to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Section 3.08 to the fullest extent permitted by law.

                Section 3.09 Payment of Costs and Expenses. The Partnership shall bear (a) all operating expenses of the Partnership, including custodial fees and expenses, administrative fees and expenses, reporting expenses, legal and accounting fees and expenses, interest expenses, litigation expenses, taxes, if any, and (b) the expenses incurred in connection with the organization of the Partnership and the offering of interests in the Partnership. The General Partner and the Manager shall pay all expenses of providing their respective services to the Partnership, including, without limitation, overhead, office and salary expenses.

                Section 3.10 Reimbursement of the Management Fee. In the event that a Management Fee has been paid, and the Manager does not act as Manager for the subsequent twelve month period, the Manager shall reimburse the Partnership (promptly after the Manager ceases to act as such) for the pro rata amount of the Management Fee received but unearned.

                                   ARTICLE IV

               CAPITAL ACCOUNTS OF PARTNERS AND OPERATION THEREOF

                Section 4.01 Capital Contributions.

                (a) Upon execution of this Agreement, the General Partner and Special Limited Partner will each make an Initial Capital Contribution to the Partnership, in cash, as set forth in Schedule A hereto. On such date, the Limited Partner will assign and transfer the initial Historical Advances to the Partnership pursuant to the initial Purchase Agreement with an agreed Asset Value as set forth in Schedule A hereto, for a cash consideration set forth in the Purchase Agreement, with the difference between said cash consideration and the agreed Asset Value being the Limited Partner's Initial Capital Contribution. The value attributed to the Limited Partner's Initial Capital Contribution shall also be set forth in Schedule A hereto. Except as provided for herein, no further Capital Contributions to the Partnership shall be required. Following the Initial Capital Contributions, Additional Capital Contributions may be made by Partners only in accordance with the provisions of this Section 4.01. Additional Capital Contributions shall be reflected on Schedule A, as amended as of the date of such Additional Capital Contributions.

                (b) Unless 100% of the Partners agree otherwise, no Partner may make or be required to make any Additional Capital Contribution.

                (c) Except as expressly set forth herein, no Partner shall be entitled to any return of capital, interest or compensation by reason of its Capital Contributions or by reason of being a Partner.

                Section 4.02 Capital Accounts. The Partnership shall establish and maintain a separate account (the "Capital Account") for each Partner. The initial balance of the Capital Account for each Partner shall be such Partner's Initial Capital Contribution as set forth on Schedule A dated as of the date hereof.

                (a) The Capital Account of each Partner shall be increased at the end of each Fiscal Year by (i) the amount of any Additional Capital Contributions in cash made by such Partner, (ii) the fair market value of any property (other than cash) contributed to the Partnership by such Partner (net of liabilities to which such property is subject), (iii) such Partner's share of Net Income allocated to it pursuant to Section 4.03(a)(i) hereof and (iv) any items of income or gain allocated to such Partner pursuant to Section 4.03(b) and (c) hereof.

                (b) The Capital Account of each Partner shall be decreased at the end of each Fiscal Year by (i) the amount of any cash distributions made to such Partner, (ii) the fair market value of any property distributed to such Partner (net of any liabilities to which such property is subject), (iii) such Partner's share of Net Losses allocated to it pursuant to Section 4.03(a)(ii) hereof, and (iv) any items of deductions and losses allocated to such Partner pursuant to Section 4.03(b) and (c) hereof.

                (c) The General Partner may, in its sole discretion, adjust the Capital Accounts of the Partners (i) upon the occurrence of any event specified in Treasury Regulation Section 1.704-

1(b)(2)(iv)(f), and (ii) immediately prior to a liquidation of the Partnership, in each case to reflect the Asset Value of the Partnership's property at such time, as provided in such Regulation.

                (d) In the event that any interest in the Partnership is transferred in accordance with the provisions hereof, the transferee of such interest shall succeed to the portion of the transferor's Capital Account attributable to such interest.

                (e) Any adjustments to the tax basis of Partnership property under Sections 732, 734 or 743 of the Code will be reflected as adjustments to the Capital Account of the Partners only in the manner and to the extent provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(m).

                (f) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

                Section 4.03 Allocations of Net Income and Net Losses

                (a)     General Allocations.

                (i) Net Income. Subject to Section 4.03(b) hereof, for each Fiscal Year or portion thereof, Net Income shall be allocated among the Partners so as to reduce, proportionately, the differences between their respective Target Capital Accounts and Partially Adjusted Capital Accounts for such Fiscal Year. No portion of Net Income for any Fiscal Year shall be allocated to a Partner whose Partially Adjusted Capital Account is greater than or equal to its Target Capital Account for such Fiscal Year. Allocations of Net Income hereunder shall consist of a pro-rata portion of each item of Partnership income, gain, loss or deduction that is included in computing Net Income for such Fiscal Year.

                (ii) Net Losses. Subject to Section 4.03(b) hereof, for each Fiscal Year or portion thereof Net Losses shall be allocated among the Partners so as to reduce, proportionately, the differences between their respective Partially Adjusted Capital Accounts and Target Capital Accounts for such Fiscal Year. No portion of Net Losses for any Fiscal Year shall be allocated to a Partner whose Target Capital Account is greater than or equal to its Partially Adjusted Capital Account for such Fiscal Year. Allocation of Net Losses hereunder shall consist of a pro-rata portion of each item of Partnership income, gain, loss or deduction that is included in computing Net Losses for such Fiscal Year.

                (b) Regulatory and Related Allocations. Notwithstanding any other provision in this Agreement to the contrary, the following special allocations shall be made in the following order:

                (i) Minimum Gain Chargeback. Notwithstanding any other provision of this Article IV, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner shall be specifically allocated items of income and gain for such Fiscal

        Year (and, if necessary, subsequent Fiscal Years) in an amount determined in accordance with Treasury Regulations Section 1.704-2. Likewise, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain with respect to Partner Nonrecourse Debt, then any Partner with a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt at the beginning of the Fiscal Year shall be allocated items of income and gain for such Fiscal Year (and, if necessary for subsequent Fiscal Years) in the manner provided in Treasury Regulations Section 1.704-2(i)(4). This Section 4.03(b)(i) is intended to comply with the minimum gain chargeback requirements of Treasury Regulations Section 1.704-2 and shall be interpreted consistently therewith.

                (ii) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) with respect to such Partner's Capital Account, items of income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Capital Account deficit of such Partner as quickly as possible; provided that an allocation pursuant to this
        Section 4.03(b)(ii) shall be made only if and to the extent that such Partner would have a Capital Account deficit after all other allocations provided for in this Section 4.03 have been tentatively made as if this
        Section 4.03(b)(ii) were not a part of this Agreement. This Section 4.03(b)(ii) is intended to constitute a "qualified income offset" within the meaning of Treasury Regulations Section 1.704-1(b)(ii)(d) and shall be interpreted consistently therewith.

                (iii) Nonrecourse Deductions. Any Nonrecourse Deductions for any Fiscal Year or other period shall be allocated to the Partners in accordance with their respective Capital Account balances at the beginning of such Fiscal Year. Partner Nonrecourse Deductions for any Fiscal Year shall be allocated to the Partner who bears the economic risk of loss with respect to the loan to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations
        Section 1.704-2(i).

                (iv) Adjustments. If the Partnership has Net Income for any Fiscal Year (determined prior to giving effect to this subsection), each Partner whose Partially Adjusted Capital Account is greater than its Target Capital Account for such Year shall be specially allocated items of Partnership deductions for such Fiscal Year equal to the difference between its Target Capital Account and its Partially Adjusted Capital Account. In the event that the Partnership has insufficient items of deductions for such Fiscal Year to satisfy the previous sentence with respect to all such Partners, the available items of deductions shall be divided among such Partners in proportion to the respective differences between each such Partner's Target Capital Account and its Partially Adjusted Capital Account. If the Partnership has Net Losses for any Fiscal Year (determined prior to giving effect to this subsection), each Partner whose Target Capital Account is greater than its Partially Adjusted Capital Account for such Fiscal Year shall be specially allocated items of Partnership gross income for such Fiscal Year equal to the difference between its Target Capital Account and its Partially Adjusted Capital Account. In the event the Partnership has insufficient items of gross income for such Fiscal Year to satisfy the previous sentence with respect to all such Partners, the available items of gross income shall be divided among the Partners in proportion to the respective differences between each such Partner's Target Capital Account and its Partially Adjusted Capital Account. The availability of items of gross income and deductions to be specially allocated pursuant to this subsection shall be determined after giving full effect to Sections 4.03(b)(i), (ii) and
        (iii) hereof.

                (c)     Curative Allocations. The allocations set forth in
Section 4.03(b) (the "Regulatory Allocations") are intended to comply with certain requirements of Treasury Regulations under Section 704 of the Code. Notwithstanding any other provision of this Article VI (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss, deduction and expense among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations shall be equal to the net amount that would have been allocated to the Partners pursuant to this Section 4.03 if the Regulatory Allocations had not been made.

                (d) Transfer of or Change in Interests. The General Partner is authorized to adopt any convention or combination of conventions likely to be upheld for federal income tax purposes regarding the allocation and/or special allocation of items of income, gain, loss, deduction and expense with respect to a newly issued Partnership interest, a transferred Partnership interest or a redeemed Partnership interest.

                Section 4.04 Determination by General Partner of Certain Matters. All matters concerning the computation of Capital Accounts, the allocation of Net Income (and items thereof) and Net Loss (and items thereof), the allocation of items of Partnership income, gain, loss, deduction and expense for tax purposes, the making of any elections and the adoption of any accounting procedures not expressly provided for by the terms of this Agreement shall be determined by the General Partner in its sole and absolute discretion. Such determination shall be final and conclusive as to all Partners. Notwithstanding anything expressed or implied to the contrary in this Agreement, in the event the General Partner shall determine, in its sole and absolute discretion, that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to effectuate the intended economic sharing arrangement of the Partners as reflected in Article IV, the General Partner may make such modification.

                Section 4.05 No Deficit Makeup. Notwithstanding anything herein to the contrary, upon liquidation of the Partnership, except as required by Delaware law no Partner shall be required to make any Capital Contribution to the Partnership in respect of any deficit in such Partner's Capital Account.

                Section 4.06 Tax Allocations.

                (a)     Except as otherwise provided in subparagraph (b) of this
Section 4.06, taxable income, gain, loss or deduction of the Partnership as determined for federal income tax purposes shall be allocated among the Partners in the same manner as the corresponding income, gain, loss or deduction is allocated among the Partners for purposes of adjusting Capital Accounts under this Article IV.

                (b) Any item of income, gain, loss and deduction (including tax depreciation) for federal income tax purposes with respect to any Partnership property that has been contributed by a Partner to the capital of the Partnership and which is required to be allocated for federal income tax purposes under Section 704(c) of the Code so as to take into account the variation between the adjusted tax basis of such Property and its agreed upon Asset Value at the time of its contribution shall be allocated to the Partners solely for federal income tax purposes in the manner so required. The General Partner may elect to use any method described in Section 1.704-3 of the Regulations for purposes of making any determination under this Section 4.06(b).

                                    ARTICLE V

                          COLLECTIONS AND DISTRIBUTIONS

                Section 5.01 Collections. The Manager will cause all amounts paid by Scheduled Trustees to the Partnership, and all monies paid by Aames pursuant to a Repurchase, to be deposited into the Disbursing Account. Any monies received by the Partnership on a day other than a Distribution Date shall be deposited into Disbursing Accounts and distributed, with the earnings thereon, on the next succeeding Distribution Date.

                Section 5.02 Distributions. On each Distribution Date, or as soon thereafter as is practicable, and upon liquidation of the Partnership, the Manager shall distribute or cause to be distributed amounts in the Disbursing Account (and any other Eligible Accounts) in the following amounts and order of priority:

                (a)     to the Manager, any unreimbursed Partnership Expenses;

                (b) to a Partnership account, such amounts as the Manager reasonably determines should be held to pay anticipated Partnership Expenses;

                (c) to the Special Limited Partner, an amount equal to the excess, if any, of (i) the cumulative SLP Preferred Return from the inception of the Partnership to the end of the related Collection Period, over (ii) the sum of all prior distributions to the Special Limited Partner pursuant to this
Section 5.02(c);

                (d) to the Special Limited Partner, an amount such that after distribution thereof the SLP Redetermined Percentage has been reduced to the following percentages, in each of the months listed below:

                ---------------------------------------------------------
                                               SLP REDETERMINED
                        DATE                      PERCENTAGE
                ---------------------------------------------------------
                July                                  65%
                ---------------------------------------------------------
                August                                65%
                ---------------------------------------------------------
                September                             65%
                ---------------------------------------------------------
                October                               65%
                ---------------------------------------------------------
                November                              65%
                ---------------------------------------------------------
                December                              65%
                ---------------------------------------------------------
                January 2000                          65%
                ---------------------------------------------------------

                ---------------------------------------------------------
                                               SLP REDETERMINED
                        DATE                      PERCENTAGE
                ---------------------------------------------------------
                February                              65%
                ---------------------------------------------------------
                March                                 65%
                ---------------------------------------------------------
                April                                 65%
                ---------------------------------------------------------
                May                                   65%
                ---------------------------------------------------------
                June                                  60%
                ---------------------------------------------------------
                July                                  55%
                ---------------------------------------------------------
                August                                50%
                ---------------------------------------------------------
                September                             45%
                ---------------------------------------------------------
                October                               40%
                ---------------------------------------------------------
                November                              35%
                ---------------------------------------------------------
                December                              30%
                ---------------------------------------------------------
                January 2001                          25%
                ---------------------------------------------------------
                February                              20%
                ---------------------------------------------------------
                March                                 15%
                ---------------------------------------------------------
                April                                 10%
                ---------------------------------------------------------
                May                                   5%
                ---------------------------------------------------------
                June                                  0%
                ---------------------------------------------------------

                (e) until the Special Limited Partner's Undistributed Capital Contribution is reduced to zero, to the Limited Partner, any amount then remaining in the Disbursing Account; provided that so long as the Special Limited Partner shall have Undistributed Capital Contributions in excess of zero, the Undistributed Capital Contribution of the Limited Partner may not be reduced below $1 million, and any amount that would otherwise be paid to the Limited Partner on a Distribution Date, shall instead be paid to the Special Limited Partner, until the Special Limited Partner's Undistributed Capital Contribution is reduced to zero, or until the Partnership is terminated;

                (f) to the Limited Partner, all amounts remaining in the Disbursing Account and any other Eligible Account, until the Limited Partner's Undistributed Capital Contribution is equal to zero;

                (g) to the General Partner, all amounts remaining in the Disbursing Account and any other Eligible Account, until the balance in the General Partner's Undistributed Capital Contribution is equal to zero;

                (h)     to the Limited Partner, any remaining amounts.

                Section 5.03 Distributions to Holders of Special Limited Partnership Interests and Limited Partner interests. If there is more than one Special Limited Partner, distributions to the Special Limited Partners shall be made pro rata in accordance with the percentage of the Special Limited Partnership Interest held by each Special Limited Partner. If there is more than one Limited Partner, distributions to the Limited Partners shall be made pro rata in accordance with their respective percentage interests as Limited Partners.

                Section 5.04 Withholding.

                (a) Notwithstanding anything expressed or implied to the contrary in this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any foreign or United States federal, state or local withholding requirement with respect to any allocation, payment or distribution by the Partnership to any Partner or other Person. All amounts so withheld, and, in the manner determined by the General Partner in its sole and absolute discretion, amounts withheld with respect to any allocation, payment or distribution by any Person to the Partnership, shall be treated as distributions to the applicable Partners under the applicable provision of this Agreement. If any such withholding requirement with respect to any Partner exceeds the amount distributable to such Partner under this Agreement, or if any such withholding requirement was not satisfied with respect to any item previously allocated, paid or distributed to such Partner, such Partner or any successor or assignee with respect to such Partner's interest in the Partnership hereby indemnifies and agrees to hold harmless the General Partner, the other Partners and the Partnership for such excess amount or such amount required to be withheld, as the case may be, together with any applicable interest, additions or penalties thereon.

                Section 5.05 Limitations on Withdrawals and Distributions. The right of any Partner to receive any distribution in respect of capital from its Capital Account pursuant to this Article V is subject to the provision by the General Partner for all Partnership liabilities in accordance with Section 17-607 of the Act, and for reserves and contingencies.

                Section 5.06 Distributions In Kind. For all purposes of this Agreement, (i) any property (other than United States dollars) that is distributed in kind to one or more Partners with respect to a Fiscal Year (including any in-kind distributions upon the dissolution and winding up of the Partnership) shall be deemed to have been sold for cash (in United States dollars) equal to its fair market value (net of any relevant liabilities secured by such property), (ii) the unrealized gain or loss inherent in such property shall be treated as recognized gain or loss for purposes of determining the Net Income and Net Loss, (iii) such gain or loss shall be allocated to the Partners' respective Capital Accounts pursuant to Article IV for such Fiscal Year and (iv) such in-kind distributions shall be made after giving effect to such allocation pursuant to Article IV.

                                   ARTICLE VI

                       ADMISSION OF NEW PARTNERS; CHANGES
                        IN THE GENERAL PARTNER; TRANSFERS

                Section 6.01 Changes in the General Partner. Without the consent of the Limited Partner or the Special Limited Partner, the General Partner may designate an affiliate of the General Partner (the "Designee") to be added or substituted as a general partner. Any such Designee to be added shall be deemed to be admitted upon its execution of this Agreement. Any such Designee to be substituted shall be deemed to be admitted immediately prior to the withdrawal of the General Partner. Upon admission to the Partnership, the Designee shall become, and have all of the rights, powers and duties of, the General Partner for all purposes of this Agreement. Notwithstanding the foregoing, no Designee shall be added or substituted as a general partner of the Partnership if such addition or substitution would adversely affect the

Limited Partner, the Special Limited Partner or the Partnership. Except as required by applicable law, changes in the partners, directors or officers of the General Partner shall not require the consent of the Limited Partners or the Special Limited Partners and shall not dissolve the Partnership.

                Section 6.02 Transfer of the Limited Partner's Interest.

                (a) A Limited Partner may not make any Transfer of its interest in the Partnership as a Limited Partner in whole or in part to any person and is not entitled to substitute for itself as a Limited Partner any other person, except as provided in Section 2.06.

                (b) If there is an assignment of all or a portion of the interest of a Limited Partner in compliance with this Section 6.02, such assignment shall become effective on the first business day following the delivery of the consent of the General Partner to the transferring Limited Partner and all distributions on or before the date of such assignment shall be made to the assignor, and all distributions thereafter shall be made to the assignee.

                (c) Upon the assignment of all or a portion of a Limit Partner's interest becoming effective in accordance with this Section 6.02, such assignee shall (x) be admitted automatically to the Partnership as a Limited Partner, (y) succeed to the assignor's Capital Account interest, to the extent of such assignment, and (z) have an interest in the Limited Partner interests pro rata with all other Limited Partners.

                (d) Any attempted assignment or substitution not made in accordance with this Section 6.02 shall be null and void.

                Section 6.03 Transfer of a Special Limited Partnership Interest.

                (a) A Special Limited Partner may make a Transfer of all or any portion of its interest in the Partnership to any person with the consent of the General Partner, which consent may not be unreasonably withheld. Any request for consent shall advise the General Partner of the percentage interest in the Special Limited Partnership Interest proposed to be transferred.

                (b) If there is an assignment of all or a portion of the interest of a Special Limited Partner in compliance with this Section 6.03, such assignment shall become effective on the first business day following the delivery of the consent of the General Partner to the transferring Special Limited Partner and all distributions on or before the date of such assignment shall be made to the assignor, and all distributions thereafter shall be made to the assignee.

                (c) Upon the assignment of all or a portion of the Special Limited Partnership Interest becoming effective in accordance with this Section 6.03, such assignee shall (x) be admitted automatically to the Partnership as a Special Limited Partner, (y) succeed to the assignor's Capital Account interest, to the extent of such assignment, and (z) have an interest in the Special Limited Partnership Interest pro rata with all other Special Limited Partners.

                (d) All distributions to a Special Limited Partner shall be made pro rata with all other Special Limited Partners, in accordance with each Special Partner's interest in the Special Limited Partnership Interest.

                                   ARTICLE VII

                         WITHDRAWAL, DEATH, INCOMPETENCY

                Section 7.01 Withdrawal, Death, Etc., of Partners.

                (a) The General Partner shall not have the right to withdraw from the Partnership except as provided in Section 6.01.

                (b) The withdrawal, death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of a Partner shall not in and of itself dissolve the Partnership. The legal representatives of a Partner shall succeed as assignee to the Partner's interest in the Partnership upon the death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of a Partner, but shall not be admitted as a substitute Partner without the consent of the General Partner, which consent may be given or withheld in its sole and absolute discretion. In the event of death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of a Partner or the giving of notice of withdrawal by a Partner, such Partner's interest in the Partnership shall continue at the risk of the Partnership's business until the effective date of the Partner's withdrawal or the earlier termination of the Partnership.

                Section 7.02 Limitations on Withdrawal of Capital Account. The right of any Partner or the legal representatives of such Partner to have distributed such Partner's Capital Account pursuant to this Article VII is subject to the provision by the General Partner for all Partnership liabilities in accordance with Section 17-607 of the Act, and for reserves for contingencies established by the General Partner in good faith.

                                  ARTICLE VIII

                     DURATION AND TERMINATION OF PARTNERSHIP

                Section 8.01 Duration. Subject to the provisions of the Act, the Partnership shall continue in perpetuity and shall not terminate upon the resignation, withdrawal, bankruptcy or insolvency of the General Partner; provided, however, that the General Partner, in its sole discretion, may dissolve the Partnership at any time after the earlier of the date on which (i) 95% of the original unpaid principal balance of all Historical Advances has been paid to and distributed by the Partnership and (ii) the last mortgage loan for which a Historical Advance is outstanding has been liquidated, all proceeds related thereto have been distributed by the related Scheduled Trustee and the General Partner has determined that in its good faith judgment no additional amounts will be paid to the Partnership in respect of such mortgage loan.

                Section 8.02 Termination. On termination of the business of the Partnership, the General Partner shall, within no more than 30 days after completion of a final reconciliation of the Partnership's books and records (which shall be performed within 90 days of such termination), make distributions, out of Partnership net assets, if any, in the following manner and order:

                (a) to payment and discharge of the claims of all creditors of the Partnership who are not Partners;

                (b) to payment and discharge of the claims of all creditors of the Partnership who are Partners;

                (c) to the Partners or their legal representatives in accordance with Section 5.02 hereof.

                                   ARTICLE IX

                        TAX RETURNS; REPORTS TO PARTNERS

                Section 9.01 Independent Accountants. The books and records of the Partnership are not required to be audited by independent certified accountants.

                Section 9.02 Filing of Tax Returns. The General Partner shall prepare and file, or cause the accountants of the Partnership to prepare and file, a federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Partnership. Not later than five business days prior to filing any such return, or making an election permitted under Section 3.02(j) or
Section 10.05, the General Partner shall provide a copy of such return or notice of such election, as the case may be, to the Limited Partner for review and comment, however, the General Partner shall retain sole discretion with respect thereto, as provided in Section 4.04 hereof, and shall not be obligated to accept any comments given by the Limited Partner.

                Section 9.03 Tax Matters Partner. The General Partner shall be designated as the tax matters partner of the Partnership (the "Tax Matters Partner") as provided in Section 6231(a)(7) of the Code. In the event the Partnership shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Partnership is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Partnership and each Partner. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Partnership.

                Section 9.04 Annual Reports to Current and Former Partners. As soon as practicable after the end of each Fiscal Year, the Partnership shall prepare and mail, or cause its accountants to prepare and mail, to each Partner and, to the extent necessary, to each former Partner (or such Partner's legal representatives), a report setting forth in sufficient detail such information as shall enable such Partner or former Partner (or such Partner's legal representatives) to prepare their respective federal, state and local income tax returns in accordance with the laws, rules and regulations then prevailing.

                Section 9.05 Tax Classification. The General Partner agrees to use reasonable efforts to ensure that the Partnership will not be classified as a corporation or an association taxable as a corporation for Federal, State, or local income tax purposes.

                                    ARTICLE X

                                  MISCELLANEOUS

                Section 10.01 General. This Agreement: (i) shall be binding on the executors, administrators, estates, heirs, and legal successors and representatives of the Partners; and (ii) may be executed, through the use of separate signature pages or in any number of counterparts with the same effect as if the parties executing such counterparts had all executed one counterpart, provided that the counterparts, in the aggregate, shall have been signed by all of the Partners.

                Section 10.02 Power of Attorney. Each Limited Partner and Special Limited Partner hereby appoints the General Partner, or any of its officers (and any substitute or successor general partner or any officer thereof or of the Partnership) each acting individually, as the true and lawful representative of such Limited Partner or Special Limited Partner, as the case may be, and attorney-in-fact, in such Limited Partner's or Special Limited Partner's name, place and stead:

                (a) to receive and pay over to the Partnership on behalf of such Limited Partner or Special Limited Partner, to the extent set forth in this Agreement, all funds received from such Limited Partner or Special Limited Partner, respectively, hereunder;

                (b) to complete or correct, on behalf of such Limited Partner or Special Limited Partner, all documents to be executed by such Limited Partner or Special Limited Partner, as the case may be, in connection with such Limited Partner's or Special Limited Partner's subscription for an interest in the Partnership, including, without limitation, filling in or amending amounts, dates, and other pertinent information on a basis consistent with information provided by or on behalf of the Limited Partners or Special Limited Partners, as the case may be, or their representatives; and

                (c)     to make, execute, sign, acknowledge, swear to and file:
(i) a Certificate of Limited Partnership of the Partnership and all amendments thereto as may be required under the Act including, without limitation, any such filing for the purpose of admitting the undersigned and others as Limited Partners or Special Limited Partners, as the case may be, and describing their Initial Capital Contributions or any Additional Capital Contributions; (ii) any and all instruments, certificates, and other documents which may be deemed necessary or desirable to effect the winding-up and termination of the Partnership (including, but not limited to, a Certificate of Cancellation of the Certificate of Limited Partnership); (iii) any business certificate, fictitious name certificate, amendment thereto, or other instrument, agreement or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Partnership, or required by any applicable federal, state or local law; (iv) any counterparts of the Partnership Agreement to be entered into pursuant to this Agreement and any amendments to which such Partner is a signatory, (v) any amendments to any such amendments (as provided in the Partnership Agreement); and (vi) all other filings with agencies of the federal government, of any state or local government, or of any other jurisdiction, which the General Partner considers necessary or desirable to carry out the purposes of this Agreement, the Partnership Agreement and the business of the Partnership.

                The power of attorney hereby granted by each Limited Partner and Special Limited Partner is coupled with an interest, is irrevocable, shall survive the transfer of the Limited Partner's or Special Limited Partner's interest in the Partnership and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of such Limited Partner or Special Limited Partner.

                Such representative and attorney-in-fact shall not have any right, power or authority to amend or modify this Agreement when acting in such capacity.

                Section 10.03 Amendments to Partnership Agreement.

                (a) Except as otherwise provided herein, the terms and provisions of this Agreement may be modified or amended at any time and from time to time with the written consent of the General Partner and at least a Majority-in-Interest of the Limited Partners and a Majority-in-Interest of the Special Limited Partners.

                (b) The unanimous written consent of all of the Partners shall be required for any amendment which would (i) cause the Partnership to cease to be a limited partnership under and pursuant to the laws of the State of Delaware, (ii) amend Sections 3.03 hereof or (iii) amend the provisions of this
Section 10.03 for amending this Agreement.

                (c) Without the consent of any Limited Partner, but with the consent of a Majority-in-Interest of the Special Limited Partners, the General Partner may amend this Agreement or Schedule A hereto to (i) reflect the admission of new Partners or the full or partial withdrawal of existing Partners in accordance with the provisions of this Agreement and changes validly made in the Capital Contributions of the Partners; (ii) reflect a change in the name of the Partnership; (iii) make a change that is necessary or, in the opinion of the General Partner, advisable to qualify the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state, or ensure that the Partnership will not be treated as an association taxable as a corporation for federal income tax purposes; (iv) make a change that does not adversely affect the Limited Partners in any material respect, including, but not limited to, any such change that is necessary or desirable to cure any ambiguity, to correct or supplement any provision in this Agreement that would be inconsistent with any other provision in this Agreement, to address any matter affecting solely the relative rights of holders of Special Limited Partnership Interests, including the admission of Special Limited Partners, the transfer of Special Limited Partnership Interests, and the allocation of distributions among Special Limited Partners, or to make any other provision with respect to matters or questions arising under this Agreement that will not be inconsistent with the provisions of this Agreement; (v) make a change that is necessary or desirable to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state statute, so long as such change is made in a manner which minimizes any adverse effect on the Limited Partners or make a change that is required or contemplated by this Agreement; (vi) make a change in any provision of this Agreement that requires any action to be taken by or on behalf of the General Partner or the Partnership pursuant to the requirements of applicable Delaware law if the provisions of applicable Delaware law are amended, modified or revoked so that the taking of such action is no longer required; (vii) prevent the Partnership or the General Partner from in any manner being deemed an "investment company" subject to the provisions of the Investment Company Act of 1940, as amended; (viii) prevent the General Partner from becoming a fiduciary (as such term is used in the Employee Retirement Income Security Act of 1974, as amended, (ix) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith, to incorporate such amendments in a single, integrated document or (x) make any other amendments similar to the foregoing, provided, however, that prior to admitting a new class of Partners, the General Partner shall obtain an opinion of counsel that the action will not cause the Partnership to be treated as a taxable mortgage pool (a transfer of a pro rata interest in an interest in the Partnership and the admission of the holder of such an interest as a Partner shall not constitute the admission of a new class of Partners).

                Section 10.04 Choice of Law. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware and, without limitation thereof, that the Act as now adopted or as may be hereafter amended shall govern the partnership aspects of the Agreement.

                Section 10.05 Adjustment of Basis of Partnership Property. In the event of a distribution of Partnership property to a Partner or an assignment or other transfer (including by reason of death) of all or part of a Partner's interest in the Partnership, at the request of a Partner, the General Partner, in its sole discretion, may cause the Partnership to elect, pursuant to
Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Partnership property as provided by Sections 734 and 743 of the Code.

                Section 10.06 Notices. Each notice relating to this Agreement shall be in writing and delivered in person, by facsimile, personal delivery or overnight courier. Any notice transmitted by facsimile shall be effective upon confirmation of receipt of transmission, provided, however, that such a confirmation does not, in turn, have to be confirmed. Any notice sent by personal delivery or overnight courier shall be effective upon receipt. All notices to the Partnership shall be addressed to its principal office and place of business. All notices addressed to a Partner shall be addressed to such Partner at the address set forth in Schedule A. Any Partner may designate a new address by notice to that effect given to the Partnership.

                Section 10.07 Goodwill. No value shall be placed on the name or goodwill of the Partnership, which shall belong exclusively to the General Partner.

                Section 10.08 Headings. The titles of the Articles and the headings of the Sections of this Agreement are for convenience of reference only, and are not to be considered in constructing the terms and provisions of this Agreement.

                Section 10.09 Construction and Interpretation. If any question should arise with respect to the operation of the Partnership, which is not otherwise specifically provided for in this Agreement, or with respect to the interpretation of this Agreement, the General Partner is hereby authorized to make a final determination with respect to any such question and to interpret this agreement in such a manner as it shall deem fair and equitable, and its determination and interpretations so made shall be final and binding on all parties. Whenever possible, the provisions of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If the General Partner determines that any provision hereof may not be enforceable or valid under applicable law, the General Partner may amend such provision and this Agreement in such manner as it deems reasonable and appropriate to carry out the intent of the parties, or, if the General Partner determines that it cannot amend such provision in a manner so as to reasonably reflect the intent of the parties, the General Partner may liquidate the assets of the Partnership, including by sale of such assets to itself at the fair market value therefor, and shall thereupon distribute the proceeds in accordance with Section 8.02 hereof and terminate the Partnership.

                Section 10.10 Survival. All indemnities and reimbursement obligations made pursuant to this Agreement shall survive dissolution and liquidation of the Partnership until expiration of the longest applicable statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be.

                IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first set forth above.


GENERAL PARTNER:                        LIMITED PARTNER:

Random Properties Acquisition Corp. IV  Aames Capital Corporation

By: /s/ John C. Anderson                By: /s/ David A. Sklar
   -----------------------------------     -------------------------------------
   Name:
   Title:






      STEAMBOAT FINANCIAL PARTNERSHIP I, L.P. LIMITED PARTNERSHIP AGREEMENT

                                        SPECIAL LIMITED PARTNER:

                                        Greenwich Capital Derivatives, Inc.
                                        By: /s/ John C. Anderson
                                           -------------------------------------
                                        Name:
                                        Title:








      STEAMBOAT FINANCIAL PARTNERSHIP I, L.P. LIMITED PARTNERSHIP AGREEMENT

                                   SCHEDULE A
                       to Limited Partnership Agreement of
                     Steamboat Financial Partnership I, L.P.

                              CAPITAL CONTRIBUTIONS

                                                             Date: June 10, 1999

Asset Value of Historical Advances: $37,720,986.27

                                     PART I

                                 GENERAL PARTNER

-------------------------------------------------------------------------------------------------
                                                     Asset Value of
                               Asset Value of           Additional     Asset Value of
                               Initial Capital            Capital       Total Capital
     Name and Address           Contribution          Contributions     Contributions      Date
-------------------------------------------------------------------------------------------------
Random Properties                $ 1,000.00                               $ 1,000.00      6/10/99
   Acquisition Corp. IV
600 Steamboat Road
Greenwich, CT 06830
Attn:  John Anderson
ph. (203) 625-7941
fax (203) 618-2135
-------------------------------------------------------------------------------------------------

                                     PART II

                            SPECIAL LIMITED PARTNERS

-------------------------------------------------------------------------------------------------
                                                     Asset Value of
                               Asset Value of           Additional     Asset Value of
                               Initial Capital            Capital       Total Capital
     Name and Address           Contribution          Contributions     Contributions      Date
-------------------------------------------------------------------------------------------------
Greenwich Capital             $ 35,496,684.45                           $ 35,496,684.45    6/10/99
Derivatives, Inc.
600 Steamboat Road
Greenwich, CT 06830
Attn:  John Anderson
ph. (203) 625-7941
fax (203) 618-2135
-------------------------------------------------------------------------------------------------


                                    PART III

                                LIMITED PARTNERS

-------------------------------------------------------------------------------------------------
                                                     Asset Value of
                               Asset Value of           Additional     Asset Value of
                               Initial Capital            Capital       Total Capital
     Name and Address           Contribution          Contributions     Contributions      Date
-------------------------------------------------------------------------------------------------
Aames Capital Corporation        $2,223,301.82                          $2,223,301.82     6/10/99
350 South Grand Avenue
Los Angeles, CA 90071
Attn:  David Sklar, CFO
ph.  (323) 210-5276
fax  (323) 210-5551
-------------------------------------------------------------------------------------------------

                                   SCHEDULE B
                       to Limited Partnership Agreement of
                     Steamboat Financial Partnership I, L.P.

                                                             Date: June 10, 1999

                   SCHEDULED POOLING AND SERVICING AGREEMENTS

------------------------------------------------------------------------------------------------
       Series          Effective Date                  Parties                     Date added
------------------------------------------------------------------------------------------------
Series 1992-2          12/10/92        Aames Home Loan as Seller & Servicer      June 10, 1999
                                       Bankers Trust Company of California,
                                       N.A. as Trustee
------------------------------------------------------------------------------------------------
Series 1993-A          12/1/93         Aames Capital Corporation as Seller &     June 10, 1999
                                       Servicer Bankers Trust Company of
                                       California, N.A. as Trustee
------------------------------------------------------------------------------------------------
Series 1994-A          3/1/94          same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1994-B          6/1/94          same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1994-C          9/1/94          same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1994-D          12/1/94         same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1995-A          3/1/95          same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1995-B          5/12/95         same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1995-C          9/1/95          same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1995-D          12/1/95         same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1996-A          3/1/96          same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1997-A          3/1/97          same as above                             June 10, 1999
------------------------------------------------------------------------------------------------
Series 1997-B          6/1/97          same as above                             June 10, 1999
Amendment #1           11/1/98         same as above
------------------------------------------------------------------------------------------------
Series 1997-C          9/1/97          same as above                             June 10, 1999
Amendment #1           11/1/98         same as above
------------------------------------------------------------------------------------------------
Series 1997-D          12/1/97         same as above                             June 10, 1999
Amendment #1           12/1/97         same as above
------------------------------------------------------------------------------------------------
Series 1998-A          3/1/98          same as above                             June 10, 1999
Amendment #1           11/1/98         same as above
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
       Series          Effective Date                  Parties                     Date added
------------------------------------------------------------------------------------------------
Series 1998-B          6/1/98          Aames Capital Acceptance Corp. as         June 10, 1999
                                       Transferor, Aames Capital Corporation
                                       as Servicer, Bankers Trust Company of
                                       California, N.A. as Trustee
Amendment #1           11/1/98         same as above
------------------------------------------------------------------------------------------------
Series 1998-C          9/1/98          Aames Capital Corporation as Seller &     June 10, 1999
                                       Servicer Bankers Trust Company of
                                       California, N.A. as Trustee
------------------------------------------------------------------------------------------------

                                                             Date: June 10, 1999

                                   SCHEDULE C

                               HISTORICAL ADVANCES

                               [Stored separately]

                                   SCHEDULE D
                        to Limited Partnership Agreement
                   of Steamboat Financial Partnership I, L.P.

                               PURCHASE AGREEMENTS

                                                             Date: June 10, 1999

-------------------------------------------------------------------------------------------------
   Name of Agreement          Effective Date             Parties                Date Added
-------------------------------------------------------------------------------------------------
   Historical Advance         June 10, 1999           Aames Capital           June 10, 1999
   Purchase Agreement                                Corporation and
                                                   Steamboat Financial
                                                   Partnership I, L.P.
-------------------------------------------------------------------------------------------------




                                      D-1